FIRST AMENDMENT

                 FIRST AMENDMENT, dated as of December 15, 1997 (this "Amendment"), to the Credit Agreement, dated as of October 2, 1996 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Sprint Spectrum L.P., a limited partnership organized under the laws of the State of Delaware (the "Borrower"), the several banks and other financial institutions and entities from time to time parties thereto (the "Lenders") and the Chase Manhattan Bank, as Administrative Agent for the Lenders.


                              W I T N E S S E T H :

                  WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make certain loans to the Borrower; and

                  WHEREAS, the Borrower has requested that certain provisions of the Credit Agreement be modified in the manner provided for in this Amendment, and the Lenders are willing to agree to such modifications as provided for in this Amendment.

                  NOW, THEREFORE, the parties hereto hereby agree as follows:

                  1. Defined Terms. Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

                  2.  Amendments  to Credit  Agreement.  (a) The  definition  of
"Tranche B Commitment Period" contained in subsection 1.1 of the Credit Agreement is hereby amended by (i)deleting the amount "$1,600,000,000" contained in clause (a)(iii) (A) thereof and substituting in lieu thereof the amount "$1,300,000,000" and (ii) deleting the number "80,000,000" contained in clause
(a) (iv) thereof and substituting in lieu thereof the number "60,000,000".

                  (b) Subsection 6.1 (f) of the Credit Agreement is hereby amended by deleting the number "80,000,000" contained in the table contained therein and substituting in lieu thereof the number "60,000,000".

                   (c) Subsection 6.l (g) of the Credit Agreement is hereby amended by deleting the numbers "450,000" and "850,000" contained in the table contained therein and substituting in lieu thereof the numbers "210,000" and "490,000", respectively.

                   3. No Other Amendments: Confirmation Except as expressly amended, modified and supplemented hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

                   4. Effectiveness.  This Amendment shall become effective upon
(a) receipt by the Administrative  Agent of counterparts  hereof,  duly executed and delivered by the Borrower and the Requisite Lenders and (b) the effectiveness of amendments which cause modifications to subsections 6.1(f) and
(g) of each Initial Vendor Credit Facility (as defined in the Trust Agreement) that are identical to the modifications to subsections 6.1(f) and (g) of the Credit Agreement set forth in subsections 2(b) and (c) above.

                   5. Governing Law: Counterparts. (a) This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

                   (b) This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be lodged with the Borrower and the Vendor. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amend-ment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

SPRINT SPECTRUM L.P.

By:  SPRINT SPECTRUM HOLDING COMPANY, L.P.,
its general partner

By: /s/ Robert E. Sleet, Jr.
Name: Robert E. Sleet, Jr.
Title:  Vice President & Treasurer

THE CHASE MANHATTAN BANK, as
Administrative Agent and as a
Lender,

By: /s/ John Haltmaier
Name:  John Haltmaier
Title:   Vice President

BANKERS TRUST COMPANY

By: /s/ David J. Bell
Name:  David J. Bell
Title:   Vice President

BAYERISCHE HYPOTHEKEN - UND
WECHSEL-BANK AKTIENGESELLSCHAFT,
NEW YORK BRANCH

By: /s/ Christian Walter
Name:  Christian Walter
Title:   Vice President

By: /s/ Andreas Vick
Name:  Andreas Vick
Title:   Vice President

BANQUE NATIONALE DE PARIS

By: /s/ Arnaud Collin du Bocage
Name: Arnuad Collin du Bocage
Title:   Executive Vice President
         and General Manager

CREDIT LYONNAIS NEW YORK BRANCH

By: /s/ Stephen C. Levi
Name:  Stephen C. Levi
Title:   Vice President

NATIONSBANK OF TEXAS, N.A.

By: /s/ Rosario M. Echeverria
Name:  Rosario M. Echeverria
Title:   Vice President

SOCIETE GENERALE

By: /s/ John Sadik-Khan
Name:  John Sadik-Khan
Title:   Vice President

THE BANK OF NEW YORK COMPANY, INC.

By: /s/ James W. Whitaker
Name:  James W. Whitaker
Title:   Authorized Signer

THE MITSUBISHI TRUST AND BANKING
CORPORATION

By: /s/ Beatrice Kossodo
Name:  Beatrice Kossodo
Title:   Senior Vice President

WESTDEUTSCHE LANDESBANK
GIROZENTRALE, NEW YORK BRANCH

By: /s/ Charles Columbus
Name:  Charles Columbus
Title:   Managing Director

By: /s/ Salvatore Battinelli
Name:  Salvatore Battinelli
Title:   Vice President
          Credit Department

BANQUE PARIBAS NEW YORK

By: /s/ Salo Aizenberg
Name:  Salo Aizenberg
Title:   Vice President

CHIAO TUNG BANK CO., LTD, NEW YORK
AGENCY

By: /s/ Kuang-Si Shiu
Name:  Kuang-Si Shiu
Title:   Senior Vice President
           and General Manager

FLEET NATIONAL BANK

By: /s/ Sue Anderson
Name:  Sue Anderson
Title:   Vice President

THE SUMITOMO BANK,
LIMITED, CHICAGO BRANCH

By: /s/ Ken-Ichiro Kobayaski
Name:  Ken-Ichiro Kobayashi
Title:   Joint General Manager

THE SAKURA BANK, LIMITED

By: /s/ Tamihiro Kawauchi
Name:  Tamihiro Kawauchi
Title:   Senior Vice President &
          Group Head Real Estate
          Project Finance Group

THE SANWA BANK, LIMITED

By: /s/ David A. Leech
Name:  David A. Leech
Title:   Vice President

PAMCO CAYMAN, LTD.

By:     PROTECTIVE ASSET MANAGEMENT
         COMPANY AS COLLATERAL MANAGER

By: /s/ James Dondero
Name:  James Dondero
Title:   CFA, CPA President
          Protective Asset
          Management Company

KZH HOLDING CORPORATION

By: /s/ Virginia R. Conway
Name:  Virginia R. Conway
Title:   Authorized Agent

VAN KAMPEN AMERICAN CAPITAL PRIME
RATE INCOME TRUST

By: /s/ Jeffrey W. Maillet
Name:  Jeffrey W. Maillet
Title:   Senior Vice President
          and Director

THE NORTHWESTERN MUTUAL LIFE
INSURANCE COMPANY

By: /s/ Richard A. Strait
Name:  Richard A. Strait
Title:   Vice President

THE SUMITOMO TRUST & BANKING CO.,
LTD., NEW YORK BRANCH

By: /s/ Suraj P. Bhatia
Name:  Suraj P. Bhatia
Title:   Vice President

CRESTAR BANK

By: /s/ Thomas C. Palmer
Name:  Thomas C. Palmer
Title:   Vice President

THE ROYAL BANK OF SCOTLAND PLC

By: /s/ Karen L. Stefancic
Name:  Karen L. Stefancic
Title:   Vice President

SKANDINAVISKA ENSKILDA BANKEN
CORPORATION

By: /s/ Andrew Blain
Name:  Andrew Blain
Title:   Assistant Vice President

By: /s/ Philip F. Montemurro, Jr.
Name:  Philip F. Montemurro, Jr.
Title:   Vice President

EXPORT DEVELOPMENT CORPORATION

By: /s/ Robert Forbes
Name:  Robert Forbes
Title:   Director,
           Financial Services

By: /s/ Stephen Davies
Name:  Stephen Davies
Title:   International Contracts
           Specialist

THE FUJI BANK, LIMITED

By: /s/ Peter L. Chinnici
Name:  Peter L. Chinnici
Title:   Joint General Manager

BANCA COMMERCIALE ITALIANA,
CHICAGO BRANCH

By: /s/ Julian M. Teodori
Name:  Julian M. Teodori
Title:   Senior Vice President
          and Manager

By: /s/ Matthew V. Trujillo
Name:  Matthew V. Trujillo
Title:   Vice President


BANK OF TOKYO-MITSUBISHI TRUST
COMPANY

By: /s/ Glenn B. Eckert
Name:  Glenn B. Eckert
Title:   Vice President

MERRILL LYNCH SENIOR FLOATING RATE
FUND, INC.

By: /s/ Lynn Callicott Baranski
Name:  Lynn Callicott Baranski
Title:   Authorized Signatory

FIRST UNION NATIONAL BANK

By: /s/ Michael P. Doherty
Name:  Michael P. Doherty
Title:   Vice President

BARCLAYS BANK PLC

By: /s/ Keith F. Arnsdorff
Name:  Keith F. Arnsdorff
Title:   Associate Director

CARILLON HOLDING, LIMITED

By: /s/ Gary R. Rodmaker
Name:  Gary R. Rodmaker
Title:   Portfolio Manager

LEHMAN COMMERCIAL PAPER, INC.

By: /s/ Michelle Swanson
Name:  Michelle Swanson
Title:   Authorized Signatory

GOLDMAN SACHS CREDIT PARTNERS

By: /s/ Stephen B. King
Name:  Stephen B. King
Title:   Authorized Signatory

NATEXIS BANQUE BFCE

By: /s/ Evan Kraus
Name:  Evan Kraus
Title:   Associate

By: /s/ Frederick K. Kammler
Name:  Frederick K. Kammler
Title:   Vice President

OCTAGON CREDIT INVESTORS LOAN
PORTFOLIO (A) UNIT OF THE CHASE
MANAHATTAN BANK)

By: /s/ Andrew D. Gordon
Name:  Andrew D. Gordon
Title:   Managing Director

MERRILL LYNCH PRIME RATE PORTFOLIO

By:      Merrill Lynch Asset
         Management, L.P., an
         Investment Advisor

By: /s/ Lynn C. Baranski
Name:  Lynn C. Baranski
Title:   Authorized Signatory

BANK OF AMERICA NT&SA

By: /s/ Francis J. Griffin
Name:  Francis J. Griffin
Title:   Attorney-in-Fact

BANK OF MONTREAL

By: /s/ Peter Konigsmann
Name:  Peter Konigsmann
Title:   Director

DLJ CAPITAL FUNDING, INC.

By: /s/ Stephen Hickey
Name:  Stephen Hickey
Title:   Managing Director and
          Group Head

BEAR STEARNS INVESTMENT

By: /s/ Gregory Henly
Name:  Gregory Henly
Title:   Senior Managing Director

ROYAL BANK OF CANADA

By: /s/ M. A. Patterson
Name:  M. A. Patterson
Title:   Senior Manager

THE FIRST NATIONAL BANK OF CHICAGO

By: /s/ Kenneth A. Selle
Name:  Kenneth A. Selle
Title:   Authorized Agent

SPRINT CORPORATION

By: /s/ Jeannine Strandjord
Name:  Jeannine Strandjord
Title:   Senior Vice President
          and Treasurer

WAREHOUSE CONSECO

By: /s/ Eric Johnson
Name:  Eric Johnson
Title:   Second Vice President

BANKBOSTON, N.A.

By: /s/ Shepard D. Rainie
Name:  Shepard D. Rainie
Title:   Director

THE INDUSTRIAL BANK OF JAPAN,
LIMITED

By: /s/ William Kennedy
Name: William Kennedy
Title:   Vice President